INCOME TAXES	12 Months Ended
Jun. 30, 2014
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 18. INCOME TAXES

The provision for income taxes on continuing operations, by tax jurisdiction, consisted of the following as of June 30:

	2014	2013	2012
Current
Federal	$247	$245	$197
State	34	23	12
Foreign	45	19	45
Total current	326	287	254
Deferred
Federal	(19)	(1)	(4)
State	2	(2)	1
Foreign	(4)	(5)	(8)
Total deferred	(21)	(8)	(11)
Total	$305	$279	$243

The components of earnings from continuing operations before income taxes, by tax jurisdiction, consisted of the following as of
June 30:

	2014	2013	2012
United States	$754	$724	$649
Foreign	130	128	129
Total	$884	$852	$778

A reconciliation of the statutory federal income tax rate to the Company's effective tax rate on continuing operations follows as of June 30:

	2014	2013	2012
Statutory federal tax rate	35.0%	35.0%	35.0%
State taxes (net of federal tax benefits)	2.6	1.7	1.1
Tax differential on foreign earnings	(0.3)	(2.9)	(2.0)
Domestic manufacturing deduction	(2.3)	(2.3)	(2.3)
Change in Valuation Allowance	0.6	0.7	0.8
Other differences	(1.0)	0.5	(1.3)
Effective tax rate	34.6%	32.7%	31.3%

The lower effective tax rate for fiscal year 2013 compared to fiscal year 2014 was primarily due to favorable tax settlements and lower taxes on foreign earnings.

Applicable U.S. income taxes and foreign withholding taxes have not been provided on approximately $186 of undistributed earnings of certain foreign subsidiaries as of June 30, 2014, because these earnings are considered indefinitely reinvested. The net federal income tax liability that could arise if these earnings were not indefinitely reinvested is approximately $50. Applicable U.S. income and foreign withholding taxes are provided on these earnings in the periods in which they are no longer considered indefinitely reinvested.

Tax benefits resulting from stock-based payment arrangements that are in excess of the tax benefits recorded in net earnings over the vesting period of those arrangements (excess tax benefits) are recorded as increases to additional paid-in capital. Excess tax benefits of approximately $11, $11, and $10, were realized and recorded to additional paid-in capital for the fiscal years 2014, 2013 and 2012, respectively.

The components of deferred tax assets (liabilities) as of June 30 are shown below:

	2014	2013
Deferred tax assets
Compensation and benefit programs	$171	$176
Basis difference related to Venture Agreement	30	30
Accruals and reserves	53	55
Inventory costs	20	20
Net operating loss and tax credit carryforwards	37	33
Other	63	51
Subtotal	374	365
Valuation allowance	(51)	(36)
Total deferred tax assets	323	329

Deferred tax liabilities
Fixed and intangible assets	(269)	(273)
Low-income housing partnerships	(24)	(23)
Unremitted foreign earnings	(8)	(18)
Other	(26)	(24)
Total deferred tax liabilities	(327)	(338)
Net deferred tax liabilities	$(4)	$(9)

The Company periodically reviews its deferred tax assets for recoverability. A valuation allowance is established when the Company believes that it is more likely than not that some portion of its deferred tax assets will not be realized. Valuation allowances have been provided to reduce deferred tax assets to amounts considered recoverable. Details of the valuation allowance were as follows as of June 30:

	2014	2013
Valuation allowance at beginning of year	$(36)	$(20)
Net decrease in realizability of foreign deferred tax assets	(12)	(9)
Net increase in foreign net operating loss carryforward and other	(3)	(7)
Valuation allowance at end of year	$(51)	$(36)

As of June 30, 2014, the Company had foreign tax credit carryforwards of $19 for U.S. income tax purposes. Tax credit carryforwards in foreign jurisdictions of $14 have expiration dates in fiscal year 2016. Tax benefits from foreign net operating loss carryforwards of $19 have expiration dates between fiscal years 2016 and 2025. Tax benefits from foreign net operating loss carryforwards of $4 may be carried forward indefinitely.

The Company files income tax returns in the U.S. federal and various state, local and foreign jurisdictions. The federal statute of limitations has expired for all tax years through June 30, 2010. Various income tax returns in state and foreign jurisdictions are currently in the process of examination.

Certain issues relating to fiscal years 1996 through 2000 were effectively settled by the Company and the Canadian Revenue Agency in the first quarter of fiscal year 2012, resulting in a net benefit of tax and interest of $7. No tax benefits had previously been recognized for these issues in the Company's consolidated financial statements.

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax expense. As of June 30, 2014 and 2013, the total balance of accrued interest and penalties related to uncertain tax positions was $11 and $8, respectively. Interest and penalties included in income tax expense resulted in a net expense of $3, a net expense of $1, and a net benefit of $3 in fiscal years 2014, 2013 and 2012, respectively. The following is a reconciliation of the beginning and ending amounts of the Company's gross unrecognized tax benefits:

	2014	2013	2012
Unrecognized tax benefits - July 1	$69	$80	$97
Gross increases - tax positions in prior periods	3	3	4
Gross decreases - tax positions in prior periods	(5)	(19)	(17)
Gross increases - current period tax positions	7	7	5
Gross decreases - current period tax positions	-	-	(1)
Lapse of applicable statute of limitations	(1)	(2)	(2)
Settlements	(2)	-	(6)
Unrecognized tax benefits - June 30	$71	$69	$80

Included in the balance of unrecognized tax benefits as of June 30, 2014, 2013 and 2012, are potential benefits of $58, $56 and $56, respectively, which if recognized, would affect the effective tax rate on earnings.

In the twelve months succeeding June 30, 2014, it is reasonably possible that up to $30 of other unrecognized tax benefits may be recognized. Audit outcomes and the timing of audit settlements are subject to significant uncertainty.